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                                                                   Exhibit 32.1


                  CERTIFICATION BY JOHN A. BURCHETT PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report of Hanover Capital Mortgage Holdings, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John A. Burchett, President and Chief Executive Officer (principal executive officer) of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:


(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ JOHN A. BURCHETT
                                           ------------------------------------
                                           John A. Burchett
                                           President and Chief Executive Officer


Date: November 9, 2004